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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2008


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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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        Kansas                       1-04721                  48-0457967
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)


        6200 Sprint Parkway, Overland Park, Kansas              66251
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This current report on Form 8-K/A amends the Form 8-K filed by Sprint Nextel Corporation with the Securities and Exchange Commission on February 13, 2008 for the sole purpose of correcting the date of earliest event reported to be January 30, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINT NEXTEL CORPORATION



Date: February 28, 2008                 /s/ Richard A. Montfort
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                                  By:   Richard A. Montfort
                                        Assistant Secretary